PSC INC.
                               PSC SCANNING, INC.
                                 675 Basket Road
                             Webster, New York 14580


                                                            As of March 31, 2000


JOHN HANCOCK LIFE INSURANCE COMPANY (formerly
John Hancock Mutual Life Insurance Company)
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
200 Clarendon Street
Boston, Massachusetts 02117

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN NATIONAL INCOME FUND, INC.
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Ft. Wayne, Indiana  46802

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South
Suite 800
Minneapolis, Minnesota  55401

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
c/o Alliance Capital Management L.P.
1345 Avenue of the Americas, 37th Floor
New York, New York  10105


     Re: Amendment  No. 6 and  Consent  and  Waiver  Under  Securities  Purchase
         Agreements

Ladies and Gentlemen:

     PSC INC., a New York corporation (the "Holding Company"), and PSC SCANNING, INC., a Delaware corporation (formerly named SpectraScan, Inc.) and a Wholly-Owned Subsidiary of the Holding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows:

     1.  Definitions; Background.

         (a) Reference is hereby made to those certain Securities Purchase Agreements dated July 12, 1996, as amended, modified and supplemented by
     (i) Amendment No. 1 to Securities Purchase Agreements dated October 10, 1996, (ii) Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997, (iii) Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997, (iv) Consent and Waiver Under Securities Purchase Agreements and Warrants dated December 29, 1997,
     (v) Amendment No. 4, Consent and Waiver Under Securities Purchase Agreements dated March 1, 1999, (vi) Amendment No. 5 and Consent Under
     Securities Purchase Agreements dated December 20, 1999 and (vii) Consent Under Securities Purchase Agreements dated January 19, 2000 (as the same may be amended, modified or supplemented from time to time, the "Securities Purchase Agreements"), among the Holding Company, the Operating Company and each of you. Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

         (b) The Companies have requested that,among other things, the holders of the Securities issued pursuant to the Securities Purchase Agreements (i) amend the financial covenants contained in the Securities Purchase Agreements and (ii) consent to the proposed sale leaseback transaction of certain facilities of the Operating Company located in Webster, New York and, upon and subject to the terms and conditions hereof, such holders by their execution hereof agree to the same.

     2.  Amendments to the Securities Purchase Agreements.

         (a)   Section  10.1  of the  Securities  Purchase  Agreements  (Certain
     Definitions) is hereby amended to revise the definition of "Superior Indebtedness" appearing therein by (i) deleting the figure "$84,000,000" appearing therein and inserting the figure "$78,750,000" in place thereof and (ii) deleting the figure "$21,000,000" appearing therein and inserting the figure "$52,500,000" in place thereof.

         (b) Section 14.6(a) of the Securities Purchase Agreements (Limitation on Restricted Payments; Payments on Seller Notes) is hereby amended to read in its entirety as follows:

               "(a) Neither Company will, and neither Company will permit any of their respective Subsidiaries to, directly or indirectly, make or commit to make any Restricted Payment; provided that the Holding Company may acquire shares of Common Stock for an aggregate purchase price not to exceed $12,000,000 if, both at the time of each such purchase and immediately after giving effect thereto, (i) Consolidated Net Worth shall be not less than $44,000,000 and (ii) no Default or Event of Default shall have occurred and be continuing."

         (c) Section 14.7 of the Securities Purchase Agreements (Certain Financial Covenants) is hereby amended to read in its entirety as follows:


         "14.7. Certain Financial Covenants. The Companies will, and will cause their respective Subsidiaries to:

               (a) Fixed Charge Coverage Ratio. Maintain at the end of each fiscal quarter of the Holding Company specified below in this section 14.7(a) a Fixed Charge Coverage Ratio of not less than the ratio set forth below for such period:

               Four Fiscal Quarters Ending                       Ratio
               ---------------------------                       -----

                        3/31/00                               1.05 to 1.00
                        6/30/00                               1.05 to 1.00
                        9/30/00                               1.05 to 1.00
                        12/31/00                              1.05 to 1.00
                        3/31/01 and the last day of
                        each fiscal quarter thereafter        1.15 to 1.00

               (b) Adjusted Consolidated Indebtedness Ratio. Maintain at the end of each fiscal quarter of the Holding Company specified below in this section 14.7(b) an Adjusted Consolidated Indebtedness Ratio for such date of not more than the ratio set forth below for such period:

               Four Fiscal Quarters Ending                       Ratio
               ---------------------------                       -----

                        3/31/00                               4.25 to 1.00
                        6/30/00                               4.75 to 1.00
                        9/30/00                               4.50 to 1.00
                        12/31/00                              4.25 to 1.00
                        3/31/01 and the last day of
                        each fiscal quarter thereafter        3.75 to 1.00

               (c) Senior Debt to Adjusted EBITDA Ratio. Maintain at the end of each fiscal quarter of the Holding Company specified below in this section 14.7(c) a ratio of (i) Consolidated Senior Debt outstanding on the last day of such fiscal quarter (provided that the portion of Consolidated Senior Debt constituting Working Capital Advances

          (as defined in the Bank Credit Agreement) shall be deemed, for the purpose of this calculation, to be an amount equal to the average principal amount thereof outstanding on such day and on the last day of the then most recently-completed fiscal quarter) to (ii) Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of the Holding Company, plus (x) the Quarterly Provisional Charges for Disputed Royalty expensed during each fiscal quarter in such four fiscal quarter period, less (y) the Normalized Quarterly Provisional Charges for Disputed Royalty in respect of such four fiscal quarter period, of not more than the ratio set forth below for such period:

               Four Fiscal Quarters Ending                       Ratio
               ---------------------------                       -----

                        3/31/00                               3.25 to 1.00
                        6/30/00                               3.60 to 1.00
                        9/30/00                               3.40 to 1.00
                        12/31/00                              3.00 to 1.00
                        3/31/01 and the last day of
                        each fiscal quarter thereafter        2.50 to 1.00

               (d) Net Worth. Maintain at all times an excess of Consolidated Total Assets over Consolidated Total Liabilities of not less than the sum of (i) $47,000,000, plus (ii) 50% of positive Consolidated Net Income (without adjustment for any loss) for the period after December 31, 1999 to and including each date of determination computed on a cumulative basis for said entire period."


          (d) Section 14.8 of the Securities Purchase Agreements (Limitation on Investments) is hereby amended (i) by deleting the word "and" appearing at the end of clause (f) therein, (ii) by deleting the "." appearing at the end of clause (g) therein and inserting "; and" in place thereof and (iii) by inserting the following new clause (h) immediately after clause (g) therein:

               "(h) the Percon Acquisition."

          (e) Section 14.9 of the Securities Purchase Agreements (Limitation on Liens) is hereby amended (i) by deleting the word "and" appearing at the end of clause (e) therein, (ii) by deleting the "." appearing at the end of clause (f) therein and inserting ";" in place thereof and (iii) by inserting the following new clauses (g) and (h) immediately after clause
     (f) therein:

               "(g) Liens assumed in the Percon Acquisition, provided that the aggregate outstanding amount secured by such Liens shall not exceed $200,000 at any time; and

               (h) Liens created pursuant to the 1999 Sale Leaseback Transaction and the 2000 Sale Leaseback Transaction."

          (f)  Section   14.11(a)   of  the   Securities   Purchase   Agreements
     (Limitations on Rental Obligations) is hereby amended to read in its entirety as follows:

               "(a) create, incur, assume or suffer to exist any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease including Capital Leases having an original term of one year or more that would cause the Consolidated Rental Obligations in respect of all such obligations to exceed $5,000,000 payable in any period of 12 consecutive months; or"

          (g) Section 15.1 of the Securities Purchase Agreements (Definitions of Capitalized Terms) is hereby amended:

               (i)  to  insert  the   following   definitions   in   appropriate
          alphabetical order:

                    ""Amendment  No. 6" shall mean that certain  Amendment No. 6 and Consent and Waiver Under Securities Purchase Agreements dated as of March 31, 2000."

                    ""Disputed  Royalty Case" shall mean the civil action in the
               United States District Court, Western District of New York, numbered 96-CV-6152T, entitled "PSC Inc. v. Symbol Technologies, Inc.""

                    ""Disputed  Royalty  Decision"  shall mean the  Decision and
               Order dated February 8, 2000 issued by Hon. Michael A. Telesca in the Disputed Royalty Case and any related order or judgment."

                    ""Excluded  Leaseback  Gain"  shall mean all gain  (gross --
               before tax) resulting from the 1999 Sale Leaseback Transaction or a termination of the lease thereunder if (and only if) such gain is more than $50,000 during any period comprised of four full consecutive fiscal quarters taken together as one accounting period."

                    ""Final  Decision"  shall  mean a final  judgment  or  order entered into with respect to the Disputed Royalty Decision for which (a) the Companies shall agree to be bound or (b) no stay of enforcement shall be in effect for a period of 10 consecutive days by reason of a pending appeal or otherwise."

                    ""Fixed Charge  Coverage Ratio" shall mean, at any date, the ratio of (a) (i) Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of the Holding Company less (ii) the sum of (A) Consolidated Capital Expenditures made during such period plus (B) the aggregate amount of federal, state, local and foreign income taxes paid by the Holding Company and its Subsidiaries during such period plus (C) for any calculation as of any date before the Final Decision, the Quarterly Provisional Charges for Disputed Royalty expensed during such period to (b) the sum of (i) cash interest payable by the Holding Company and its Subsidiaries on Consolidated Indebtedness during such period, plus (ii) cash rentals payable under Capital Leases during such period, plus (iii) the aggregate amount of scheduled principal payments made or required to be made in respect of Funded Debt and Current Debt by the Holding Company and its Subsidiaries during such period excluding (A) the 1999 Sale Leaseback Prepayment, (B) the 2000 Sale Leaseback Prepayment, (C) mandatory "excess cash flow" prepayments under
               Section 2.06(b)(i) of the Bank Credit Agreement and (D) payments or prepayments of Funded Debt and/or Current Debt under the Bank Credit Agreement with the Stock Sale Proceeds other than (and not excluding) payments scheduled to be due and payable during such period, if any (without the application of Section 2.06(b)(ii) of the Bank Credit Agreement), plus (iv) after the Proven Performance Date, the aggregate purchase price paid by the Holding Company and its Subsidiaries during such period to purchase Common Stock of the Holding Company."

                    ""1999 Sale Leaseback  Prepayment" shall mean the prepayment of Funded Debt and/or Current Debt under the Bank Credit Agreement pursuant to Section 2.06(b)(ii) thereof by reason of the 1999 Sale Leaseback Transaction."

                    ""1999 Sale Leaseback  Transaction"  shall mean the sale and leaseback transaction of certain facilities of the Operating Company located in Eugene, Oregon pursuant to the Carey Letter Agreement (as defined (and consented to) in that certain Amendment No. 4, Consent and Waiver Under Securities Purchase Agreements dated March 1, 1999)."

                    ""Normalized  Quarterly  Provisional  Charges  for  Disputed
               Royalty" shall mean, for each fiscal quarter, severally, (a) through December 31, 1999, the amount listed on Schedule A to Amendment No. 6 to reflect the accounting normalization attributable to each fiscal quarter of the Quarterly Provisional Charges for Disputed Royalty and (b) after December 31, 1999, an amount equal to the Quarterly Provisional Charges for Disputed Royalty."

                    ""Percon  Acquisition"  shall have the meaning  specified in that certain Consent Under Securities Purchase Agreements dated January 19, 2000."

                    ""Proven  Performance  Date"  shall mean the last day of the first  fiscal  quarter (a) which is after the Final  Decision and
               (b) as of which the Companies shall have been in full compliance with all terms of the Operative Documents for not less than four consecutive fiscal quarters, which compliance shall be supported by financial statements delivered pursuant to and in compliance with section 7."

                    ""Quarterly  Provisional Charges for Disputed Royalty" shall mean for each fiscal quarter, severally, the amount determined in accordance with GAAP of the non-cash expense appearing on the Holding Company's consolidated statement of income for such quarter as a charge to earnings reflecting the amount which may be payable in respect of such quarter's earnings pursuant to the Disputed Royalty Decision (exclusive of any Undisputed Royalties)."

                    ""Total  Reserves for Disputed  Royalty"  shall mean, at any date, the amount determined in accordance with GAAP appearing on the Holding Company's consolidated balance sheet as of such date reflecting the amount which may be payable pursuant to the Disputed Royalty Decision."

                    ""2000 Acquisition and Restructuring  Charge" shall mean the one-time expense determined in accordance with GAAP charged to the Holding Company's consolidated income statement in the first fiscal quarter of 2000 relating to the Percon Acquisition and restructuring incurred by the Holding Company and its Subsidiaries in an amount not exceeding $2,300,000."

                    ""2000 Sale Leaseback  Prepayment" shall mean any prepayment of Funded Debt and/or Current Debt under the Bank Credit Agreement pursuant to Section 2.06(b)(ii) thereof by reason of the 2000 Sale Leaseback Transaction."

                    ""2000 Sale Leaseback  Transaction"  shall mean the proposed sale and leaseback transaction of certain facilities of the Operating Company located in Webster, New York; provided that the Required Holders of the Notes shall have consented (in writing) to the same."

                    ""Undisputed   Royalties"   shall   mean   all   liabilities
               determined in accordance with GAAP of the Holding Company and its Subsidiaries to Symbol Technologies, Inc. or its affiliates pursuant to and under the contracts which are the subject of the Disputed Royalty Case and which were not in dispute in the Disputed Royalty Case (i.e., the flat rate or 3% of the Net Sales Price of all Bar Code Readers sold under the "Spectra-Physics license" as such term is used in the Disputed Royalty Decision)."; and

               (ii)  to  amend  the   definitions   of  "Adjusted   Consolidated
          Indebtedness Ratio"; "Adjusted EBITDA", "Current Debt" and "Funded Debt" to read in their entireties as follows:

                    ""Adjusted  Consolidated  Indebtedness Ratio" shall mean, at any date, the ratio of (a) the sum of (i) the aggregate amount of Total Reserves for Disputed Royalty and (ii) Consolidated
               Indebtedness on the last day of the most recently completed fiscal quarter of the Holding Company (without double counting in the event that Consolidated Indebtedness shall include the amount payable in respect of the Final Royalty Decision) to (b) (i)

               Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of the Holding Company, plus (ii) the Quarterly Provisional Charges for Disputed Royalty expensed during each fiscal quarter in such four fiscal quarter period, less (iii) the Normalized Quarterly Provisional Charges for Disputed Royalty in respect of such four fiscal quarter period, provided that, for purposes solely of calculating Consolidated Indebtedness on any day, the Working Capital Advances (as defined in the Bank Credit Agreement) shall be deemed to be outstanding in an aggregate principal amount equal to the average principal amount thereof outstanding on the then two most recent fiscal quarter end dates."

                    ""Adjusted EBITDA" of any Person shall mean, for any period,
               (a) the Net Income of such Person for such period, plus (i) the 2000 Acquisition and Restructuring Charge (which is taken only in the first fiscal quarter in 2000), less (ii) that portion of the 2000 Acquisition and Restructuring Charge actually paid within such period, less (iii) any gain arising from a reversal of the 2000 Acquisition and Restructuring Charge and less (iv) on the fiscal quarter end date of December 31, 2000, the balance of the 2000 Acquisition and Restructuring Charge which the Holding Company and/or any of its Subsidiaries has not paid in cash, after restoring thereto amounts deducted for (b) Interest Charges, (c) taxes in respect of income and profits, and (d) amortization and depreciation, in each case determined in accordance with GAAP, less, however, the Excluded Leaseback Gain, if any, accruing during such period, and plus the loss on sale of assets, if any, incurred as a result of the 2000 Sale Leaseback Transaction; provided that if the period for which Adjusted EBITDA is being computed includes any or all of the fiscal quarters ending on or about March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, Adjusted EBITDA shall be calculated by using the Pro Forma Adjusted EBITDA as set forth on Schedule B to Amendment No. 6 for each such fiscal quarter in such period."

                    ""Current  Debt" of any  Person  shall  mean,  at any  date, without duplication, (a) all Indebtedness for borrowed money or in respect of Capital Leases or the deferred purchase price of property (including, without limitation, Indebtedness of the kind referred to in clauses (b), (c), (d) and (e) of the definition of Indebtedness, but excluding operating leases), whether or not interest bearing, of such Person at such date which would, in accordance with GAAP, be classified as short-term Indebtedness at such date, but specifically excluding the current maturities of such Person's Funded Debt, (b) all Guarantees by such Person at such date of Current Debt of others and (c) the aggregate amount which is due on or before the expiration of one year from such date in respect of any Redeemable Shares of such Person; provided that for purposes of section 14.5 of this Agreement, Current Debt shall not include amounts payable to George A. Plesko pursuant to and in accordance with the GEO/GAP Term Sheet; provided, further, that for all purposes Current Debt shall not include amounts which may be payable pursuant to the Disputed Royalty Decision until it becomes a Final Decision (and then such amount shall not be double counted as Current Debt)."

                    ""Funded  Debt"  of any  Person  shall  mean,  at any  date, without duplication, (a) all Indebtedness for borrowed money or in respect of Capital Leases or the deferred purchase price of property (including, without limitation, Indebtedness of the kind referred to in clauses (b), (c), (d) and (e) of the definition of Indebtedness, but excluding operating leases), whether or not interest-bearing, of such Person which would, in accordance with GAAP, be classified as long-term Indebtedness at such date, but in any event including all such Indebtedness, whether secured or unsecured, of such Person which matures (or which, pursuant to the terms of a revolving credit agreement or otherwise, is directly or indirectly renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof, notwithstanding the fact that payments in respect thereof (whether installment, serial maturity or sinking fund payments or otherwise) are required to be made by such Person not more than one year after the date as of which the amount of Funded Debt is being determined, other than any amount thereof which is at the time included in Current Debt of such Person, (b) all Guarantees by such Person at such date of Funded Debt of others and (c) the aggregate amount which is due more than one year from such date in respect of any Redeemable Shares of such Person; provided that for purposes of section 14.5 of this Agreement, Funded Debt shall not include amounts payable to George A. Plesko pursuant to and in accordance with the GEO/GAP Term Sheet; provided, further, that for all purposes Funded Debt shall not include amounts which may be payable pursuant to the Disputed Royalty Decision until it becomes a Final Decision (and then such amount shall not be double counted as Funded Debt)."

     3. Amendment to the Notes to Increase Interest Rate. Each of the Notes is hereby amended to provide that the rate of interest applicable thereto is increased from 11.25% per annum to 12% per annum (and the default rate of interest is increased from 13.25% per annum to 14% per annum). Upon the request of any holder of Notes, the Operating Company shall deliver to such holder new Notes in exchange for those held by such holder to reflect the foregoing.
Exhibit 1(a)(i) to the Securities Purchase Agreements is hereby amended to be in the form of Exhibit 3 attached hereto.

     4. Amendment to the Warrants to Reduce Exercise Price. Each of the Warrants is hereby amended to provide that the Exercise Price thereof is reduced from $8.00 (the amount to which it was previously reduced (pursuant to Amendment No. 3 to Securities Purchase Agreements and Warrants)) to $5.25 per share (such Exercise Price being subject to further adjustment as provided in the Warrants). The Holding Company hereby certifies that since July 12, 1996 no event has occurred which, under the terms of the Warrants, requires an adjustment to the Exercise Price or to the number or kind of securities issuable upon exercise thereof. Upon the request of any holder of Warrants, the Holding Company shall deliver to such holder new Warrants in exchange for those held by such holder to reflect the foregoing. Exhibit 1(b) to the Securities Purchase Agreements is hereby amended to be in the form of Exhibit 4 attached hereto.

     5.   Consents and Waivers.

          (a) Each of you hereby acknowledges that section 14.16(c) of the Securities Purchase Agreements permits the amendment of the Bank Credit Agreement as provided for in that certain Amendment Nine and Consent and Waiver to Credit Agreement dated as of March 31, 2000, among the Holding Company, the Operating Company, the financial institutions party thereto, Fleet National Bank (formerly known as Fleet Bank), as Initial Issuing Bank, and Fleet National Bank, as administrative agent, substantially in the form attached hereto as Exhibit 5(a).

          (b) Nothing herein shall constitute a consent of any holder of any of the Notes to the consummation of the "2000 Sale Leaseback Transaction".

     6. Conditions Precedent to Effectiveness. The provisions of this Letter Agreement shall be effective as of the date first specified above at such time as each of the following conditions shall have been fulfilled:

          (a) the Companies shall have paid in immediately available funds:

               (i) an amendment fee to the holders of the Notes in an aggregate amount equal to $150,000, which amount shall be allocated and paid to each such holder in proportion to the aggregate principal amount of Notes held by such holder; and

               (ii) without limiting the generality of section 8 hereof, the fees and expenses of special counsel to the holders of the Notes incurred in connection herewith; and

          (b) the Companies shall have delivered an executed copy of Amendment Nine and Consent and Waiver to Credit Agreement.

     7.   No Default, Representations and Warranties, etc.

          (a) The Companies represent and warrant that, except as otherwise modified by:

               (i) the documents referred to in section 5(a)(i) of Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997;

               (ii) the projections referred to on Exhibit B attached to Amendment No. 2 and Waivers under Securities Purchase Agreements dated as of July 4, 1997;

               (iii) the information delivered to the Purchasers on June 11, 1997, which is attached to Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997 as Exhibit C;

               (iv) the documents referred to in Section 3(a)(iv) of Consent and
          Waiver  Under  Securities   Purchase  Agreements  and  Warrants  dated
          December 29, 1997;

               (v) the documents referred to in section 4(a)(v) of Amendment No. 4, Consent and Waiver under Securities Purchase Agreements;

               (vi) the documents referred to in section 3(a)(vi) of Consent Under Securities Purchase Agreements dated January 19, 2000; and

               (vii) the following documents filed by the Holding Company with the Commission under the Exchange Act: (A) Form 8-K filed on December 22, 1999, (B) Form 8-K filed on February 2, 2000 and (C) Form 8-K/A filed on April 3, 2000

     (true, correct and complete copies of all of which items have been furnished to you), the representations and warranties contained in the Securities Purchase Agreements and the other Operative Documents are in all material respects correct on and as of the date hereof as if made on such date (except to the extent affected by the consummation of transactions permitted by the Securities Purchase Agreements). The Companies further represent and warrant that, after giving effect to the provisions of this Letter Agreement, no Default or Event of Default exists.

          (b) The Companies each ratify and confirm the Securities Purchase Agreements and each of the other Operative Documents to which each is a party and agree that each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Letter Agreement are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

          (c) The Companies agree that (i) if any default shall be made in the performance or observance of any covenant, agreement or condition contained in this Letter Agreement or in any agreement, document or instrument executed in connection herewith or pursuant hereto or (ii) if any representation or warranty made by the Companies herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Notes shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Companies further agree that this Letter Agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the other Operative Documents shall include this Letter Agreement.

          (d) On December 31, 1997, each of Lazerdata Holdings, Inc., PSC S.A., Inc. and PSC Scanning Systems, Inc. was merged into the Holding Company.

     8. Payment of Transaction Costs. The Companies shall pay all reasonable fees and disbursements incurred by you in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

     9. Governing Law. This Letter Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     10. Miscellaneous. The headings in this Letter Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Letter Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.


            [The remainder of this page is intentionally left blank.]

     If you are in  agreement  with  the  foregoing,  please  sign  the  form of agreement on the accompanying counterpart hereof, whereupon this Letter Agreement shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Companies.

                                     Very truly yours,

                                            PSC INC.



                                            By:
                                               ---------------------------------
                                                                         (Title)


                                            PSC SCANNING, INC.



                                            By:
                                               ---------------------------------
                                                                         (Title)


     Each of the undersigned (a) acknowledges and assents to the terms and provisions of the foregoing Letter Agreement and (b) ratifies and confirms each of the Operative Documents to which it is a party and agrees that each such Operative Document is in full force and effect, that its obligations thereunder are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and that it has no defense, whether legal or equitable, setoff or counterclaim, to the payment and performance of such obligations.

                                            INSTAREAD CORPORATION


                                            By:
                                               ---------------------------------
                                                                         (Title)


                                            PSC AUTOMATION, INC. (formerly
                                            named Lazerdata Corporation)


                                            By:
                                               ---------------------------------
                                                                         (Title)

                                            GEO LABS, INC.


                                            By:
                                               ---------------------------------
                                                                         (Title)


                                            GAP TECHNOLOGIES, INC.


                                            By:
                                               ---------------------------------
                                                                         (Title)


                                            PERCON INCORPORATED


                                            By:
                                               ---------------------------------
                                                                         (Title)


            [The remainder of this page is intentionally left blank.]

The foregoing is hereby accepted and agreed to:

JOHN HANCOCK LIFE INSURANCE COMPANY
  (formerly John Hancock Mutual
  Life Insurance Company)

By:
   -----------------------------
                         (Title)


JOHN HANCOCK VARIABLE LIFE
  INSURANCE COMPANY


By:
   -----------------------------
                         (Title)


THE LINCOLN NATIONAL LIFE
   INSURANCE COMPANY

By:  Lincoln Investment Management, Inc.
     Its Attorney-in-Fact


     By:
        ------------------------
                         (Title)


LINCOLN NATIONAL INCOME FUND, INC.


By:
   -----------------------------
                         (Title)


SECURITY-CONNECTICUT LIFE
   INSURANCE COMPANY


By:
   -----------------------------
                         (Title)

THE EQUITABLE LIFE ASSURANCE
   SOCIETY OF THE UNITED STATES


By:
   -----------------------------
                         (Title)

                                                                      Schedule A



          Normalized Quarterly Provisional Charges for Disputed Royalty
          -------------------------------------------------------------
                                     (000's)


           Q1 1999          Q2 1999           Q3 1999          Q4 1999
          -------------------------------------------------------------

           $1,378           $1,121            $1,514           $1,753

                                                                      Schedule B



                                Pro Forma EBITDA
                                ----------------

                       PSC Inc./Percon, Inc. Consolidated
                                     (000's)


                        Q1 1999        Q2 1999          Q3 1999        Q4 1999
                        -------        -------          -------        -------

Net Income/(Loss)       $2,704         $ 4,245          $ 4,754        $ (546)
Interest Expense         2,101           1,878            1,770         1,709
Income Tax Expense       1,499           2,742            2,554          (160)
Depreciation Expense     1,719           1,731            1,877         1,881
Amortization Expense     1,887           1,858            1,868         1,682
                        -------        -------          -------        -------

EBITDA                  $9,910         $12,454          $12,823        $4,566
                        ======         =======          =======        =======

                                                                    Exhibit 5(a)
                                                                    ------------


           Amendment Nine and Consent and Waiver to Credit Agreement
           ---------------------------------------------------------